UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2008

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Grants of Restricted Stock Units to Certain Named Executive Officers

On December 8, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Cognizant Technology Solutions Corporation (the “Company”), after thorough evaluation, granted, effective after the close of regular trading on the NASDAQ Stock Market on December 9, 2008, the following awards of restricted stock units (“Stock Units”) to certain executive officers who were named in the 2007 Summary Compensation Table of the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 28, 2008 (the “Named Executive Officers”) set forth below.

Name	Number of Stock Units
Francisco D’Souza, President and Chief Executive Officer	130,000

Gordon J. Coburn, Chief Financial and Operating Officer and Treasurer	80,000

Rajeev Mehta, Chief Operating Officer, Global Client Services	75,000

Ramakrishnan Chandrasekaran, President and Managing Director, Global Delivery	60,000

The Stock Units vest in quarterly installments over three years, with 1/12 of the Stock Units vesting on each quarterly vesting date so that the Stock Units will be fully vested on the twelfth quarterly vesting date. The Compensation Committee approved the grant and issuance of the Stock Units pursuant to the terms and conditions of the Company’s Amended and Restated 1999 Incentive Compensation Plan (the “1999 Plan”) and the related Stock Unit Award Agreements.

Grants of Stock Options to Certain Named Executive Officers

On December 8, 2008, the Compensation Committee also granted, effective after the close of regular trading on the NASDAQ Stock Market on December 9, 2008, certain Named Executive Officers the following awards of nonqualified stock options (“Stock Options”) to purchase shares of the Company’s Class A Common Stock, par value $0.01 per share (“Common Stock”), at an exercise price equal to the closing price of the Common Stock on the grant date, December 9, 2008.

Name	Number of Shares Underlying Options
Francisco D’Souza, President and Chief Executive Officer	240,000

Gordon J. Coburn, Chief Financial and Operating Officer and Treasurer	130,000

Rajeev Mehta, Chief Operating Officer, Global Client Services	110,000

Ramakrishnan Chandrasekaran, President and Managing Director, Global Delivery	88,000

Such Stock Options were granted pursuant to the Company’s 1999 Plan. The Stock Options vest in four equal annual installments, with 25% of the Stock Options vesting on the one year anniversary of the grant date, 25% of the Stock Options vesting on the two year anniversary of the grant date, 25% of the Stock Options vesting on the three year anniversary of the grant date and 25% of the Stock Options vesting on the four year anniversary of the grant date, so that the Stock Options will be fully vested on the four year anniversary of the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Senior Vice President, General Counsel and Secretary

Date: December 11, 2008